UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2005

          First Commonwealth Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-11242	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22 N. Sixth Street, Indiana, PA	15701
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (724) 349-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     REGULATION FD

On September 1, 2005, First Commonwealth Financial Corporation issued a news release announcing that First Commonwealth Bank, a wholly-owned subsidiary of First Commonwealth Financial Corporation agreed to sell five of its branch offices to Clearfield Bank and Trust Company.  The transaction represents a premium on deposits and is expected to generate a pre-tax gain of approximately $9.2 million ($6.0 million after tax).  The gain should be included in First Commonwealth's financial results for the fourth quarter of 2005.  A copy of this news release is furnished herein as exhibit 99.

Statements contained in this Form 8-K that are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from estimated results.  Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits
Exhibit 99 First Commonwealth Financial Corporation News Release dated September 1, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 1, 2005

                              FIRST COMMONWEALTH FINANCIAL CORPORATION
                                   (Registrant)

                              By:  /S/JOHN J. DOLAN
                                   John J. Dolan
                                   Executive Vice President and
                                   Chief Financial Officer